UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2015

CNH Industrial Capital LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55510	39-1937630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin	53406
(Address of principal executive offices)	(Zip Code)

(262) 636-6011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of $600,000,000 4.375% Notes due 2020 by CNH Industrial Capital LLC (the “Company”), guaranteed by CNH Industrial Capital America LLC (“Capital America”) and New Holland Credit Company, LLC (“NHCC”), each a wholly-owned subsidiary of the Company (such debt securities, together with such guarantees, the “Securities”), on November 6, 2015. The Securities have been offered pursuant to the an automatic shelf registration statement on Form F-3 (File Nos. 333-206891-01, 333-206891-02, 333-206891-03) (the “Registration Statement”) filed by the Company, Capital America and NHCC on September 11, 2015.

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL CAPITAL LLC

Date: November 6, 2015	By:	/s/ Douglas MacLeod
Douglas MacLeod
Chief Financial Officer and Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).